UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 13, 2021

PTC Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard, Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

(781) 370-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On December 13, 2021, Michal Katz was appointed to the Board of Directors of PTC, effective as of February 8, 2022.  Ms. Katz, age 54, has served as head of corporate investment banking for the Americas for Mizuho Financial Group, Inc. since November 2019. Prior to that, Ms. Katz was a Managing Director and Co-Head of the Global Technology Investment Banking Group at RBC Capital Markets, LLC from 2013 to August 2019 and then an employee of RBC on garden leave through October 2019. She served as Managing Director and Global Head, Software, at Barclays Capital Inc. from 2008 to 2013, and prior to that served as Managing Director and in other roles at Lehman Brothers Inc. from 1996 to 2008. Ms. Katz earned a B.A. in political science from the Binghamton University and a J.D. from New York University.

Ms. Katz’s compensation for service as a director will be established in February 2022 at the time the compensation for all directors for the year will be established.  Ms. Katz’s compensation is expected to be commensurate with that for our outside directors, other than our Board Chair.  For the 2021 Board service year, our directors other than our Board Chair were paid a cash retainer of $60,000 and an equity retainer of RSUs valued at approximately $250,000 on the date of grant, which RSUs generally vest on the one-year anniversary of the grant date.  She is also expected to receive a one-time initial onboarding grant of RSUs valued at 1.5x her annual equity retainer, which RSUs will vest in two substantially equal installments on the first and second anniversaries of the grant date.  Her service on any committee(s) of the Board will be established at a later date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC INC.

	By:	/s/ Catherine Gorecki
Catherine Gorecki
Senior Vice President, Corporate & Securities Counsel, Assistant Secretary
Date: December 13, 2021